UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐         Definitive Proxy Statement

☐         Definitive Additional Materials

☐         Soliciting Material under §240.14a-12

SPORTS FIELD HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPORTS FIELD HOLDINGS, INC.

4320 Winfield Road, Suite 200
Warrenville, Illinois 60555
Telephone: (508) 366-1000

October 11, 2016

Dear Sports Field Holdings, Inc. Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Sports Field Holdings, Inc., a Nevada corporation (the “Company”, “Sports Field”, “we”, “us” or “our”), which will be held at 100N 18th Street, Suite 300, Philadelphia. PA, on November 3, 2016 at 9:00 a.m. local time.

The Special Meeting will be held for the following purposes:

1.

To consider and vote on a proposal to adopt an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock in a range of not less than 1-for-5 and not more than 1-for-25 (“Proposal 1”). The form of this amendment to our Articles of Incorporation is attached to the Proxy Statement as Appendix A.

2.

To approve the adoption of the Sports Field Holdings, Inc. 2016 Incentive Stock Option Plan (“Proposal 2”). The form of the Sports Field Holdings, Inc. 2016 Incentive Stock Option Plan is attached to the Proxy Statement as Appendix B.

3.

To consider and vote on a proposal to adjourn the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve of Proposal 1 and Proposal 2.

4.	To consider and vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Whether or not you plan to attend the Special Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience.

Very truly yours,

/s/ Jeromy Olson
Jeromy Olson
Chief Executive Officer, Director

SPORTS FIELD HOLDINGS, INC.

4320 Winfield Road, Suite 200

Warrenville, Illinois 60555

Telephone: (508) 366-1000

NOTICE OF SPECIAL

MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 3, 2016

Dear Sports Field Holdings, Inc. Stockholders:

A Special Meeting of Stockholders of Sports Field Holdings, Inc., a Nevada corporation (the “Company” or “Sports Field”), will be held at 100N 18th Street, Suite 300, Philadelphia. PA, on November 3, 2016 at 9:00 a.m. local time.

The Special Meeting will be held for the following purposes:

1.

To consider and vote on a proposal to adopt an amendment to our Articles of Incorporation (the “Amendment”) to effect a reverse stock split of our issued and outstanding common stock (the “Reverse Stock Split”) in a range of not less than 1-for-5 and not more than 1-for-25 (the “Reverse Stock Split Ratio”), with the exact ratio to be determined by the Board of Directors (the "Board") in its discretion. The final Reverse Stock Split Ratio within the range will be determined solely by our Board without further action or approval of the stockholders. The form of this Amendment is attached to the Proxy Statement as Appendix A (“Proposal 1”).

2.

To approve the adoption of the Sports Field Holdings 2016 Incentive Stock Option Plan (“Proposal 2”). The form of the Sports Field Holdings, Inc. 2016 Incentive stock option plan is attached to the Proxy Statement as Appendix B.

3.

To consider and vote on a proposal to adjourn the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve of Proposal 1 and Proposal 2 (“Proposal 3”).

4.	To consider and vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Stockholders of record at the close of business on October 10, 2016, the record date for the Special Meeting, are entitled to notice of the Special Meeting and to vote the shares held on that date at the Special Meeting. Stockholders of record of the Company’s common stock may vote their shares by proxy, whether or not they plan to attend the Special Meeting, via Internet, telephone or mail. This proxy is being solicited by the Board of Directors.

By Order of the Board of Directors,

/s/ Jeromy Olson
Jeromy Olson
Chief Executive Officer, Director

Dated and Mailed: October 11, 2016

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 3, 2016.

Our proxy statement, which is enclosed with this mailing, is also available at www.vstocktransfer.com/proxy.

Sports Field Holdings, Inc.
TABLE OF CONTENTS

Page
NOTICE OF SPECIAL MEETING	1

BACKGROUND FOR OUR PROPOSALS	3

PROPOSAL 1 — APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK IN A RANGE OF NOT LESS THAN 1 FOR 5 AND NOT MORE THAN 1 FOR 25	5

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT	9

PROPOSAL 2 — APPROVAL OF THE ADOPTION OF THE SPORTS FIELD HOLDINGS, INC. 2016 INCENTIVE STOCK OPTION PLAN	12

PROPOSAL 3 — ADJOURN THE SPECIAL MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1 AND PROPOSAL 2	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

FORWARD-LOOKING STATEMENTS	16

WHERE YOU CAN FIND MORE INFORMATION	16

OTHER MATTERS	16

APPENDICES

APPENDIX A — CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF SPORTS FIELD HOLDINGS, INC. TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK	A-1

APPENDIX B — SPORTS FIELD HOLDINGS, INC. 2016 INCENTIVE STOCK OPTION PLAN	B-1

SPORTS FIELD HOLDINGS, INC.

4320 Winfield Road, Suite 200
Warrenville, Illinois 60555
Telephone: (508) 366-1000

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sports Field Holdings, Inc. (“we”, “us”, “our”, “Sports Field”, the “Company” or “our Company”) for use at the Special Meeting of Stockholders (the “Special Meeting”), to be held at 100N 18th Street, Suite 300, Philadelphia. PA, on November 3, 2016, at 9:00a.m., local time, and any adjournment or postponement thereof. The matters to be considered and acted upon at this Special Meeting are set forth in the attached Notice of Special Meeting. This Proxy Statement, the Notice of Special Meeting and the form of proxy are first being mailed to stockholders on or about October 20, 2016.

Voting Securities

Only shareholders of record as of the close of business on October 10, 2016 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 16,852,153 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 239 holders of record. The Company’s Bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.

Shareholders List

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 4320 Winfield Road, Suite 200 Warrenville, Illinois 60555 so that shareholders of record may inspect the list only for proper purposes.

Quorum and Required Vote

As of the close of business on the Record Date, there were 16,852,153 shares of our common stock issued and outstanding and entitled to vote at the Special Meeting. Each holder of our common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date.

Representation at the Special Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

Amendment to Our Articles of Incorporation to Effect a Reverse Stock Split (Proposal 1). Proposal 1 will provide for a reverse stock split of our issued and outstanding common stock in a range of not less than 1-for-5 and not more than 1-for-25. The affirmative vote of holders representing a majority of the issued and outstanding shares of our common stock is required to approve Proposal 1.

1

Approval of the Sports Field Holdings 2016 Incentive Stock Option Plan (Proposal 2). On October 4, 2016, the Board approved the Sports Field Holdings, Inc. 2016 Incentive Stock Option Plan (the "2016 Plan"). The 2016 Plan will authorize equity and performance-based compensation arrangements that we need to remain competitive with our peers, adapt compensation awards to changes in corporate objectives and the marketplace, effectively attract, motivate, and retain the caliber of employees essential to the Company's future growth and success, to help enable us to achieve our financial and operational goals, enhance stockholder value, and preserve the tax deductibility of performance-based compensation paid to certain executive officers under Section 162(m) ("Section 162(m)") of the Code. Historically, although we have not had a specific stock awards program or plan, we have granted equity awards to key employees, consultants, and Directors. We also are seeking stockholder approval of the 2016 Plan so that compensation attributable to grants under the 2016 Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Code. Accordingly, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the Sports Field Holdings 2016 Incentive Stock Option Plan.

Adjournment of Special Meeting from Time to Time if Necessary or Advisable (as Determined in Good Faith by the Board of Directors), to Solicit Additional Proxies if There Are Insufficient Votes at the Time of the Special Meeting to Approve One or More of the Proposals Herein (Proposal 3). Assuming a quorum for the Special Meeting is present, the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting is required to approve Proposal 3.

Abstentions and Broker “Non-Votes”

Broker non-votes will be considered "present" for purposes of determining whether a quorum has been achieved at the Special Meeting. Abstentions from voting on any proposal and "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum exists at the Special Meeting. For purposes of determining the outcome of any matter as to which a broker (or other nominee) has not received instructions, and for which it does not have discretionary voting authority, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for purposes of determining whether a quorum exists and may be entitled to vote on other matters). For proposals that require a majority of votes outstanding to pass, these shares will be treated as voted "against" such proposal.

The affirmative vote of each of the holders representing a majority of the issued and outstanding shares of our common stock is required to approve Proposal 1, and an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval of Proposal 2 and Proposal 3. Broker non-votes will not be considered shares present and entitled to vote and will not have a positive or negative effect on the outcome of such proposals.

Appointment of Proxies

You may vote in person at the Special Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Special Meeting. You can always change your vote at the Special Meeting.

Voting by Proxy

Whether or not you plan to attend the Special Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

●	By Internet: Go to www.vstocktransfer.com/proxy and follow the instructions. You will need your proxy card to submit your vote.

●	By Telephone: Call 1-800-579-1639 and follow the voice prompts. You will need your proxy card to submit your vote.

●	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone do not return your proxy card.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

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The named proxies will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy. If the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of any such instructions, shares represented by such proxies will be voted at the Special Meeting in accordance with the recommendations of the Board of Directors as follows:

“FOR”:

●	Proposal 1 — Approval of the Amendment to effect the Reverse Stock Split of our issued and outstanding common stock in a range of not less than 1-for-5 and not more than 1-for-25;

●	Proposal 2 — Approval of the Sports Field Holdings, Inc. 2016 Incentive Stock Option Plan;

●	Proposal 3 — Adjournment of the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve one or more of the proposals herein.

If any other matters are properly presented at the Special Meeting or any adjournment or postponement thereof, the persons named in the form of proxy will be entitled to vote on those matters in their discretion for shares of stock in respect of which they are appointed proxy. As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Special Meeting.

Revocation of Proxies

A registered holder of common stock who has given a proxy may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy; by delivering a properly executed proxy card bearing a later date to our Corporate Secretary at 4320 Winfield Road, Suite 200, Warrenville, Illinois 60555; by submitting a proxy bearing a later date via Internet; or by attending the Special Meeting, revoking the previously-granted proxy and voting in person. Attending the Special Meeting will not automatically revoke your proxy. A non-registered stockholder who wishes to revoke a voting instruction form should contact his or her broker, trustee or nominee for instructions.

In order to be effective, all revocations or later-filed proxies must be delivered to us at the address listed above not later than October 27, 2016, 11:59 p.m. Eastern Standard Time or submitted via Internet not later than October 27, 2016, 11:59 p.m. Eastern Standard Time. All valid unrevoked proxies will be voted at the Special Meeting and any adjournments or postponements thereof.

Cost of Proxy Solicitation

The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our common and preferred stock. The solicitation will be by mail, with materials being forwarded to the stockholders of record and certain other beneficial owners of our common and preferred stock by our officers and other employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone, by facsimile or by electronic communication.

Dissenters’ Rights

Under Nevada law, our stockholders are not entitled to dissenters’ rights (i.e., statutory appraisal rights under Nevada law) with respect to any matters to be voted on with respect to this Proxy Statement.

BACKGROUND FOR PROPOSAL 1

We were incorporated on February 8, 2011, as Anglesea Enterprises, Inc. Initially our activities consisted of providing marketing and web-related services to small businesses including the design and development of original websites, creative writing and graphics, virtual tours, audio/visual services, marketing analysis and search engine optimization. On June 16, 2014, Anglesea Enterprises, Inc. (“Anglesea”), Anglesea Enterprises Acquisition Corp, a wholly owned subsidiary of Anglesea (“Merger Sub”), Sports Field Holdings, Inc., a privately-held Nevada corporation headquartered in Illinois (“Sports Field Private Co”), Leslie Toups and Edward Mass Jr., as individuals (the “Majority Shareholders”), entered into an Acquisition Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Merger Sub was merged with and into Sports Field Private Co, with Sports Field Private Co surviving as a wholly-owned subsidiary of Anglesea (the “Merger”). Anglesea acquired, through a reverse triangular merger, all of the outstanding capital stock of Sports Field Private Co in exchange for issuing Sports Field Private Co’s shareholders 11,914,275 shares of Anglesea’s common stock.

3

Upon completion of the Merger, on June 16, 2014, Anglesea merged with Sports Field Private Co in a short-form merger transaction (the “Short Form Merger”) under Nevada law. Upon completion of the Short Form Merger, the Company became the parent company of the Sport Field Private Co’s wholly owned subsidiaries, Sports Field Contractors LLC, SportsField Engineering, Inc. and Athletic Construction Enterprises, Inc. Sports Field Contractors, LLC and Athletic Construction Enterprises, Inc. were subsequently dissolved on January 9, 2015 and September 22, 2015, respectively. SportsField Engineering, Inc. changed its name to FirstForm, Inc on April 5, 2016. In connection with the Short Form Merger, Anglesea changed its name to Sports Field Holdings, Inc. on June 16, 2014.

Since inception through June 30, 2016 we have recorded net accumulated losses totaling $12,414,480. As of June 30, 2016, we had a working capital deficit of $2,257,979. Our net losses for the two most recent fiscal years ended December 31, 2015 and 2014 have been $3,338,157 and $3,832,856, respectively.

For the year ended December 31, 2015, our revenue was approximately $4,000,000 representing a 220% year over year growth. The Company currently has been awarded contracts representing $15,600,000 in projects which we anticipate will all be underway in the current fiscal year. Additionally, we have grown our sales team to 9 representatives in various regions of the United States and created an ambassador program, which began with our football ambassador and future Hall of Famer Ray Lewis and have added 12-year Major League Soccer veteran Chris Wingert and former major league baseball pitcher and current L.A. Dodgers Pitching Coach, Rick Honeycutt.

Despite the significant improvement in our prospects, the trading price of our common stock continues to remain in a narrow low trading range. Since December 31, 2015, our common stock had a low closing price of $0.11 per share and a high closing price of $1.67 per share. Since April 2015, representatives of our Company have met with representatives from numerous, money managers, institutional investors, analysts and investment banks, including Joseph Gunnar & Co., LLC, (“Joseph Gunnar”), concerning our Company and ways to enhance the value of our common stock and raise additional capital to grow our business. In connection with these meetings, we were told that, despite the growth we have demonstrated and our prospects for continued growth, many money managers, institutional and retail investors and others would be hesitant to make investments in our common stock because of its low trading price and the trading market in which it is quoted. We were advised that many broker-dealers, institutional investors and money managers have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage them from recommending low-priced stocks to their customers or purchasing such shares. We were advised that some of the policies and practices of broker-dealers may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Some of the investment banks suggested we effect a reverse stock split of our issued and outstanding common stock to uplist our common stock to a more recognizable trading market, such as NASDAQ.

On June 6, 2016, the Board of Directors, by unanimous written consent in lieu of a meeting, approved the Company’s engagement of Joseph Gunnar as the Company’s financial advisor and sole bookrunner in connection with a proposed $10 million firm-commitment public offering of our common stock (the “Offering”) and the potential listing of our common stock onto a national exchange.

On October 4, 2016, the Board of Directors met by telephone to discuss the Offering and Mr. Jeromy Olson, the Company’s Chief Executive Officer, suggested a proposed range for a proposed reverse stock split of our common stock with a view to uplist our common stock from the OTCQB to The NASDAQ Capital Market. During the meeting, the board of directors of the Company gave their views and perspectives with respect to our existing capital structure, our estimated valuation, challenges presented by our existing capital structure, the Offering and alternatives to the Offering. Mr. Olson discussed in detail our capital structure and how our capital structure would be affected by the Offering and potential reverse stock split. The Board of Directors unanimously determined that the Offering was advisable and in the best interests of the Company and its stockholders, including the holders of common stock in their capacity as such, and approved the amendments to our Articles of Incorporation discussed in this Proxy Statement to effectuate the reverse stock split and the reduction in the conversion price of each series of our outstanding preferred stock.

4

Recommendation of the Board of Directors

The Board of Directors determined that the proposed range of the Reverse Stock Split is fair to and in the best interests of the Company and its stockholders, including holders of our common stock in their capacity as such. Accordingly, the Board of Directors determined to (1) approve the Reverse Stock Split and the proposed Reverse Stock Split Ratio to be set by the Board of Directors without further action from the stockholders, including the filing of the Amendment, (2) submit the Reverse Stock Split and the Amendment to the Company’s stockholders for a vote and (3) recommend that the Company’s stockholders approve the Reverse Stock Split, the Reverse Stock Split Ratio to be set by the Board and the filing of the Amendment.

In making such determinations, the Board of Directors considered the following factors:

●	the Reverse Stock Split and the Amendment would allow us to proceed with the Offering and potentially obtain additional capital and list its common stock on a national securities exchange;

●	the Reverse Stock Split could increase the liquidity and marketability of our common stock by making it more likely that it is listed on a national securities exchange and increase the market value per share, which would attract the interest of analysts, institutional investors, investment funds and brokers.

The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive and may not include all of the information and factors considered by the Board of Directors. The Board of Directors, in making its determination regarding the Reverse Stock Split, including filing of the Amendment, did not find it useful to, and did not, quantify or assign any relative or specific weights to the various factors that it considered. Rather, the Board of Directors views its determinations as being based on an overall analysis and on the totality of the information presented to and factors considered by it. In addition, in considering the factors described above, individual members of the Board of Directors may have given differing weights to different factors, and may have viewed some factors relatively more positively or negatively than others.

PROPOSAL 1

PROPOSAL 1 — APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK IN A RANGE OF NOT LESS THAN 1 FOR 5 AND NOT MORE THAN 1 FOR 25

General

The Board of Directors has adopted, and is recommending that our stockholders approve, the Amendment to effect the Reverse Stock Split of all of our issued and outstanding shares of common stock at an exchange ratio of not less than 1-for-5 and not more than 1-for-25, which we sometimes refer to as the Reverse Stock Split. The form of this Amendment is attached to this Proxy Statement as Appendix A.

If this proposal is approved, the Board of Directors will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the stockholders, to effect the Reverse Stock Split within this range at any time it believes to be most advantageous to our Company and stockholders. The exact ratio of the reverse stock split, if effected, would be set at a whole number within the range as determined by the Board of Directors in its sole discretion. The Amendment would not change the number of authorized shares of our common stock and the par value of our common stock would remain at $0.00001 per share. As of the date of this proxy statement, we do not have any current plans, arrangements or understandings related the issuance of any additional shares of common stock that will become newly available as a result of the Reverse Stock Split.

5

We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the initial listing requirements of The NASDAQ Capital Market;

●	the historical trading price and trading volume of our common stock;

●	the number of outstanding shares of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	the anticipated impact in connection with our Offering; and

●	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than 5 and no more than 25 shares of existing issued and outstanding common stock, as determined by our Board of Directors or a committee thereof, will be combined into one share of common stock. The Amendment to effect the Reverse Stock Split, if any, will effect only the Reverse Stock Split Ratio within such range determined by our Board of Directors to be in the best interests of our stockholders.

The Reverse Stock Split would be effected by the filing of an amendment to our Articles of Incorporation in the form attached hereto as Appendix A, with the Office of the Secretary of State of the State of Nevada. The Board of Directors will retain the authority not to effect the Reverse Stock Split even if we receive stockholder approval. Thus, subject to stockholder approval, the Board of Directors, at its discretion, may cause the filing of the Amendment to effect a Reverse Stock Split or abandon it and effect no Reverse Stock Split if it determines that such action is not in the best interests of our Company and stockholders.

Purpose of the Reverse Stock Split

The Board of Directors is submitting the proposed Reverse Stock Split to our stockholders for approval in connection with the contemplated Offering and the plan to uplist our common stock from the OTCQB to The NASDAQ Capital Market. The Board believes the consummation of the Reverse Stock Split and the uplist of our common stock will make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons described in this Proxy Statement, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on The NASDAQ Capital Market. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. A decrease in the number of outstanding shares of our common stock resulting from a Reverse Stock Split should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The NASDAQ Capital Market following the Reverse Stock Split.

Additionally, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. As previously discussed, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

6

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock in order to attract new investors and meet one of the initial listing requirements of The NASDAQ Capital Market. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of the Amendment with the Office of the Secretary of State of the State of Nevada. The Amendment will implement the exchange ratio (of not less than 1-for-5 nor more than 1-for-25) as determined by the Board of Directors prior to the Effective Time. The exact timing of the filing of the certificate of amendment that will affect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Amendment our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

The Reverse Stock Split will not affect any stockholder's percentage ownership interest in our Company, except as described below in "Fractional Shares." Record holders of our common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will automatically be entitled to receive an additional fraction of a share of our common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares as discussed herein).

The Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Our common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Reverse Stock Split is not intended as, and will not have the effect of, a "going private transaction" as described by Rule 13e-3 under the Exchange Act.

If we fail to meet the requirements specified in NASDAQ's listing standards, our common stock will continue to be quoted on the OTCQB under the symbol "SFHI."

After the effective time of a Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in number of shares of our common stock outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

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The availability of a substantial number of authorized but un-issued shares of our common stock resulting from the Reverse Stock Split, under various scenarios, may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our Articles of Incorporation or bylaws as then in effect. The proposal to effectuate the Reverse Stock Split did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and our Board did not authorize the Reverse Stock Split to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

In addition, the Reverse Stock Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than we have instituted for registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Some of our registered holders of common stock may hold their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership in our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If your shares of common stock are held in book-entry form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with our Reverse Stock Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to receive your post-reverse stock split shares of common stock electronically in book-entry form under the Direct Registration System (DRS). Shareholders will need to return to our transfer agent a properly executed and completed letter of transmittal in order to receive their new book-entry statement representing post-reverse split shares of common stock. The post-reverse split shares of common stock will contain the same restrictive legends as the pre-reverse split shares.

Holders of Certificated Shares of Common Stock

Some of the registered holders of our common stock hold their shares in certificate form. If your shares of common stock are held in certificate form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with the Reverse Stock Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to surrender your certificate or certificates representing your pre-reverse stock split shares to our transfer agent. Upon our transfer agent’s receipt of your pre-reverse stock split certificate or certificates, together with a properly completed and executed letter of transmittal, you will receive your post-reverse split shares of common stock electronically in book-entry form under the DRS. The post-reverse split shares of common stock will contain the same restrictive legends as the pre-reverse split shares. At any time after receipt of your DRS statement, you may request a stock certificate representing your shares of common stock if you do not want to hold your shares in book-entry form.

Regardless of how shareholders hold our common stock (i.e., in book-entry or certificated form), shareholders will not have to pay any service charges to us or our transfer agent in connection with the reverse stock split.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, the Company will round up the fractional share to the next whole share.

Accounting Matters

The proposed Amendment to the Company’s Articles of Incorporation will not affect the par value of our common stock per share, which will remain $0.00001 par value per share. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following discussion summarizes the material U.S. federal income tax consequences of the Reverse Stock Split of our common stock. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended or “the Code,” the U.S. Treasury Regulations promulgated under the Code and judicial and administrative rulings, all as in effect as of the date of this Proxy Statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

This discussion assumes that holders of our capital stock hold their shares as capital assets within the meaning of section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our capital stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of our capital stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired our capital stock through the exercise of options or otherwise as compensation, holders who hold our capital stock as part of a hedge, straddle, constructive sale or conversion transaction, or U.S. holders whose functional currency is not the U.S. dollar. This discussion does not address any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder of our capital stock.

The U.S. federal income tax consequences of the reverse stock split of our issued and outstanding common stock for a partner in a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) will generally depend on the status of the partner and the activities of the partnership. Partners in partnerships should consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the reverse stock split of our common stock.

We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the reverse stock split of our issued and outstanding common stock. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the reverse stock split of our issued and outstanding common stock. The U.S. federal income tax laws are complex and subject to varying interpretation, and we have not and do not expect to seek a ruling from the Internal Revenue Service, or the IRS, nor an opinion of tax counsel regarding any of the U.S. federal income tax consequences described herein. Accordingly, the IRS may not agree with the tax consequences described in this document.

For purposes of this discussion, the term “U.S. holder” means a holder of record of our capital stock that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

●	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia,

●	an estate the income of which is subject to U.S. federal income tax regardless of its source, or

●	a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

A “non-U.S. holder” is a holder of our capital stock (other than a partnership) that is not a U.S. holder.

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U.S. Holders

Reverse Stock Split

We believe that the reverse stock split of our issued and outstanding common stock should qualify as a “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder should not recognize any gain or loss as a result of the reverse stock split (except to the extent of cash received in lieu of a fractional share). Further, a U.S. holder’s aggregate tax basis in his, her, or its post-reverse stock split shares should equal the aggregate tax basis in the pre-reverse stock split shares exchanged therefor, reduced by the amount of the adjusted basis of any pre-reverse stock split shares exchanged that is allocated to any fractional share for which cash is received, and such holder’s holding period for the post-reverse stock split shares should include the period during which such stockholder held the pre-reverse stock split shares surrendered therefor. U.S. holders should consult their tax advisors as to application of the foregoing rules where shares of our common stock were acquired at different times or at different prices.

A U.S. holder who receives cash instead of a fractional share of post-reverse stock split shares should be treated as having received the fractional share pursuant to the reverse stock split and then as having exchanged the fractional share for cash in a redemption. In general, this deemed redemption will be treated as a sale or exchange, provided the redemption is not essentially equivalent to a dividend as discussed below. Gain or loss generally will be recognized based on the difference between the amount of cash received and the portion of the U.S. holder’s adjusted tax basis of the pre-reverse stock split shares allocable to such fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for such pre-reverse stock split shares is more than one year as of the effective date of the reverse stock split, and otherwise will be short-term capital gain or loss.

The receipt of cash is “not essentially equivalent to a dividend” if the reduction in a U.S. holder’s proportionate interest in our Company resulting from the reverse stock split (taking into account for this purpose shares of our issued and outstanding common stock which such holder is considered to own under certain attribution rules) is considered a “meaningful reduction” given such U.S. holder’s particular facts and circumstances. The IRS has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation can satisfy this test. If the receipt of cash in lieu of a fractional share is not treated as capital gain or loss under the test just described, it will be treated first as ordinary dividend income to the extent of a U.S. holder’s ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the portion of the U.S. holder’s adjusted tax basis of the pre-reverse stock split shares which is allocable to such fractional share, and any remaining amount will be treated as capital gain.

Non-U.S. Holders

If the Reverse Stock Split constitutes recapitalization (as described above under the caption “-U.S. Holders”), non-U.S. holders should similarly not recognize gain or loss for U.S. federal income tax purposes upon the reverse stock split (except to the extent of cash received in lieu of a fractional share).

If a non-U.S. holder receives cash in lieu of a fractional share, a non-U.S. holder generally should not be required to pay U.S. federal income tax on any gain realized in respect of such fractional share unless:

●	the gain is effectively connected with the non-U.S. holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by the non-U.S. holder in the U.S.), in which case the non-U.S. holder will be required to pay tax gain in respect of such fractional share (net of certain deductions or credits) under regular graduated U.S. federal income tax rates, and for a non-U.S. holder that is a corporation, such non-U.S. holder may be subject to a branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty; or

●	the non-U.S. holder is an individual who is present in the U.S. for a period or periods aggregating 183 days or more during the calendar year in which the exchange of pre-reverse stock split shares for post-reverse stock split shares occurs and certain other conditions are met, in which case the non-U.S. holder will be required to pay a flat 30% tax on the gain in respect of such fractional share, which tax may be offset by U.S. source capital losses (even though the non-U.S. holder is not considered a resident of the U.S.) subject to applicable income tax or other treaties providing otherwise.

A non-U.S. holder should consult his, her or its tax advisor if the cash received in lieu of fractional shares does not constitute a “meaningful reduction” in interest, as described above.

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Board Discretion to Implement the Reverse Stock Split

If the proposed Reverse Stock Split is approved at the Special Meeting or any adjournment or postponement thereof, the Board of Directors, in its sole discretion, may determine to implement the Reverse Stock\. Notwithstanding the approval of the Reverse Stock Split at the Special Meeting or any adjournment or postponement thereof, the Board of Directors, in its sole discretion, may determine not to implement the Reverse Stock Split.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Vstock Transfer, having an address at 18 Lafayette Place, Woodmere, New York 11598 and telephone number (212) 828-8436.

Consequences if Proposal 1 Is Not Approved

Approval of the Amendment to effect the proposed Reverse Stock Split of our issued and outstanding common stock by the requisite vote is necessary for us to consummate the proposed Offering, increase the trading price of our common stock and seek to uplist our common stock to The NASDAQ Capital Market. In order to move forward with our business strategy, key initiatives and plans to grow our business, we must raise additional funds and increase the price-per-share of our common stock. If Proposal 1 is not approved, in all likelihood we would be unable to complete the contemplated Offering and we may be unable to obtain adequate capital to expand our sales and marketing efforts, increase our product offerings and grow our business. Without such additional capital, we may be required to scale back or eliminate some or all of our operations, which may have a material adverse effect on our business.

Vote Required for Proposal 1

The affirmative vote of each of the holders representing a majority of the issued and outstanding shares of our common stock is required to approve Proposal 1.

Recommendation

The Board of Directors recommends a vote “FOR” the proposal to file the Amendment in order to effect the Reverse Stock Split of the issued and outstanding shares of our common stock at the discretion of the Board of Directors at a ratio of not less than 1-for-5 and not more than 1-for-25.

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PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF THE SPORTS FIELD HOLDINGS, INC. 2016 INCENTIVE STOCK OPTION PLAN

Stockholders are being asked to approve the 2016 Plan which was adopted by the Board on October 4, 2016. The 2016 Plan was designed by the Compensation Committee of the Board (the “Compensation Committee“) with the assistance of management as part of a comprehensive compensation strategy to provide long-term incentives for employees and non-employees to contribute to the growth of the Company and attain specific performance goals. Approval of the 2016 Plan will allow the Company to award stock options in the form of non-qualified and incentive options, stock appreciation rights, and restricted stock, to employees and to non-employee directors, consultants and service providers. In determining the number of shares available under the 2016 Plan, we considered, among other things, the potential dilution to stockholders. The 2,500,000 shares available under the 2016 Plan represent 15% of the Company’s issued and outstanding common stock as of October 5, 2016. The Board of Directors believes the 2,500,000 shares that may be awarded under the 2016 Plan should be sufficient to cover grants through at least the end of the fiscal year 2018.

We are also seeking approval of the performance criteria under the 2016 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, which would allow certain awards granted under the 2016 Plan to qualify as performance-based compensation (see discussion of Tax Consequences below).

The purpose of awards under the 2016 Plan (see Award Types described below) is to attract and retain talented employees and the services of select non-employees, further align employee and stockholder interests and closely link employee compensation with Company performance.

Key Terms - The following is a summary of the material features of the 2016 Plan, which is qualified by reference to the full text of the 2016 Plan, which is set forth as Appendix B:

Plan Term:	October 4, 2016 to October 4, 2026.

Eligible Participants:	Eligible participants under the 2016 Plan will be such full or part-time officers and other employees, directors, consultants and key persons of the Company and any Company subsidiary who are selected from time to time by the Board or committee of the Board authorized to administer the 2016 Plan, as applicable, in its sole discretion.

Shares Authorized:	2,500,000, subject to adjustment only to reflect stock splits and similar events. Shares underlying awards that are forfeited, expire, cancelled or lapse become available for future grants.

Shares Authorized as a Percent of Outstanding Common Stock:	15%

Award Types:	(1)	Non-qualified and incentive stock option—the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.
	(2)	Restricted stock—share award may be conditioned upon continued employment, the passage of time or the achievement of performance objectives.
	(3)	Unrestricted Stock Award: Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
	(4)	Restricted stock unit—the right to receive, at a specified future date, shares of common stock or an amount equal to the fair market value of a specified number of shares of common stock. Restricted stock units may be conditioned upon continued employment, the passage of time or the achievement of performance objectives. Payments in respect of restricted stock units may be made in shares, cash or a combination of both, in the Compensation Committee’s discretion.
	(5)	Stock appreciation right—the right to receive the net of the market price of a share of stock and the exercise price of the right, in stock, in the future.

Award Terms:	Stock options and stock appreciation rights will have a term no longer than ten years. All awards made under the 2016 Plan may be subject to vesting and other contingencies as determined by the Compensation Committee and will be evidenced by agreements which set forth the terms and conditions of each award. The Compensation Committee, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.

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Not Permitted:	(1)	Granting stock options or stock appreciation rights at a price below fair market value on the date of grant or 110% of fair market value in the case of incentive options issued to a holder of 10% or more of the voting power of the Company.

	(2)	Granting stock options and stock appreciation rights to any one employee during any fiscal year in excess of 175,000 shares.

	(3)	Granting restricted stock, restricted stock units and stock bonuses to any one employee during any fiscal year in excess of 175,000 shares.

	(4)	Granting shares of Company Stock subject to incentive awards awarded during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, in excess of $100,000 in total value.

Performance Criteria	The Compensation Committee may grant restricted stock or restricted stock units with vesting conditions based on continuing employment (or other service relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Compensation Committee may determine. The Compensation Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the performance criteria it selects to use for the performance period for a participant.

Clawback	Any awards and shares of stock issued pursuant to the 2016 Plan that are subject to recovery under any applicable law, government regulation or rule or listing standard of any stock exchange, will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or rule or listing standard of any stock exchange (or any policy adopted by the Company pursuant to any such applicable law, government regulation or rule or listing standard of any stock exchange).

Tax Consequences – Stock option grants under the 2016 Plan may be intended to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or may be non-qualified stock options governed by IRC §83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, no taxes are due when the award is made. Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

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Awards granted under the 2016 Plan may qualify as “performance-based compensation” under IRC §162(m) and thus preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under §162(m) that is in excess of $1 million and paid to one of the Company’s most highly compensated executive officers. To qualify, options and other awards must be granted under the 2016 Plan by a committee consisting of two or more “outside directors” (as defined under §162(m)) and options and stock appreciation rights must satisfy the 2016 Plan’s limit on the total number of shares that may be awarded to any one participant during any fiscal year. In addition, for awards other than options and stock appreciation rights to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.” Certain awards that may be made under the 2016 Plan may not qualify as performance based compensation and that performance-based compensation awards that are intended to be exempt from the deduction limitation may not meet the requirements to qualify for such exemption.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2016 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Transferability - Awards granted under the 2016 Plan generally are not transferable except by will or the laws of descent and distribution.

Administration - The Compensation Committee, which consists entirely of outside directors, will administer the 2016 Plan. The Compensation Committee will select the employees and non-employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2016 Plan, establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2016 Plan and establish, amend and rescind any of its rules relating to the 2016 Plan, unless expressly prohibited in the 2016 Plan.

Amendments - The Board may, at any time, suspend or terminate the 2016 Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Exchange Act Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2016 Plan to qualify, or if and to the extent the Board determines that such approval is appropriate for purposes of satisfying IRC §162(m), §422 or §409A or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing in the 2016 Plan restricts the Compensation Committee’s ability to exercise its discretionary authority to administer the plan, which discretion may be exercised without amendment to the 2016 Plan. No action may, without the consent of a participant, reduce the participant’s rights under any outstanding award.

Vote Required for Proposal 2

An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval of Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE SPORTS FIELD HOLDINGS, INC. 2016 INCENTIVE STOCK OPTION PLAN.

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PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING

In the event that there are insufficient votes, in person or represented by proxy, at the time of the Special Meeting to approve the proposals herein, the Board of Directors may move to adjourn the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), in order to enable the Board of Directors to solicit additional proxies in favor of the approval of the Proposals herein. In that event, the Board of Directors will ask its stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this Proxy Statement.

Vote Required for Proposal 3

An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval for Proposal 3.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 3.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated, all share information included under this “Security Ownership of Certain Beneficial Owners and Management” heading does not reflect the proposed reverse stock split which we intend to effectuate prior to the consummation of the Offering. Such matters are subject to stockholder approval.

The following table sets forth information as of October 5, 2016 with respect to the beneficial ownership of (i) any person known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors, (iii) each of our “named executive officers” and (iv) our directors and executive officers as a group. Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o Sports Field Holdings, Inc., 4320 Winfield Road, Suite 200, Warrenville, Illinois 60555.

Name and Address of Beneficial Owner	Outstanding Common Stock		Percentage of Ownership of Common Stock
5% Beneficial Shareholders	—		—
None
Officers and Directors
Jeromy Olson	530,000		3.2%
Tracy Burzycki	150,000	(1)	* %
Glenn Appel	100,000	(2)	* %
Glenn Tilley	370,159	(3)	2.2%

Officers and Directors as a Group (4 persons)	1,150,159		6.9%

*       denotes less than 1%

1.	Represents 150,000 shares of common stock underlying vested options with an exercise price of $1.00 per share.
2.	Represents 100,000 shares of common stock underlying vested options with an exercise price of $1.00 per share.
3.	Represents (i) 55,000 shares of common stock, (ii) 240,159 shares of common stock upon the conversion of notes held by such holder and (iii) 75,000 shares of common stock underlying vested options with an exercise price of $1.00 per share.

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FORWARD-LOOKING STATEMENTS

From time to time, we may provide information, whether orally or in writing, including certain statements in this Proxy Statement, which are forward-looking statements. These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

The words “believes”, “anticipates”, “hopes”, “intends”, “expects”, and other words of similar import, imply forward-looking statements. Such statements involve known and business conditions and the availability of sufficient financing, including the proposed Offering. We are making you aware that such forward-looking statements, because they relate to future events and are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Proxy Statement and other public statements we make. Such factors are discussed in the “Risk Factors” section of our Annual Report on Form 10-K and other filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors knows of no other matters which will be acted upon at the Special Meeting. If any other matters are presented for action at the Special Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Very truly yours,

/s/ Jeromy Olson
Dated:	October 11, 2016 Warrenville, Illinois	Jeromy Olson Chief Executive Officer

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SPORTS FIELD HOLDINGS, INC.

Pursuant to the Nevada Revised Statutes (NRS), Sports Field Holdings, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

FIRST: Article [●] of the Articles of Incorporation of the Corporation is hereby amended by adding the following new paragraph at the end thereof:

“Upon the effectiveness of the Certificate of Amendment of this Articles of Incorporation containing this sentence (the “Effective Time”), each [●] shares of the common stock, par value $.00001 per share, of the Corporation issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time (the “Old Common Stock”) shall automatically be reclassified and combined into 1 share of common stock, par value $.00001 per share, of the Corporation (the “New Common Stock”),with any fractional shares created to be rounded to the nearest whole number(the “Reverse Stock Split”). Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon the surrender of the certificate for such Old Common Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Old Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined.”

SECOND: On [●], 2016, the Board of Directors of the Corporation determined that each [●] shares of the Old Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of New Common Stock.

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THIRD: The forgoing amendment to the Articles of Incorporation of the Corporation was duly adopted pursuant to NRS 78.385 and 78.390.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this __ day of __________, 20__.

SPORTS FIELD HOLDINGS, INC.

By:	/s/
	Name:	Jeromy Olson
	Title:	Chief Executive Officer

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APPENDIX B

SPORTS FIELD HOLDINGS, INC. 2016

INCENTIVE STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the SPORTS FIELD HOLDINGS, INC. 2016 INCENTIVE STOCK OPTION PLAN (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons of SPORTS FIELD HOLDINGS, INC., a Nevada corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

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“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means “disability” as defined in Section 422(c) of the Code.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

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“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

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“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.00001 per share, of the Company.

“Stock Appreciation Right” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)          Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

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(b)          Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)         to select the individuals to whom Awards may from time to time be granted;

(ii)        to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)       to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)        to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)         to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)        to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)       subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)      at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c)         Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award. In the event an Award is granted under the Plan absent an Award Agreement, the Award will be governed by the terms and conditions of the Plan.

(d)         Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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(e)         Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a)         Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 2,500,000 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 1,250,000 Shares may be issued pursuant to Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. Beginning on the date that the Company becomes subject to Section 162(m) of the Code, (i) Options with respect to no more than 175,000 Shares shall be granted to any one individual in any calendar year period and (ii) no more than 175,000 Shares shall be granted to any one individual in any calendar year period. The value of any Shares granted to a non-employee director of the Company, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred thousand dollars ($200,000) in any calendar year.

(b)         Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee may make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Nevada and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

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(c)         Sale Events.

(i)         Options.

(A)         In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B)         In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C)         Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii)        Restricted Stock and Restricted Stock Unit Awards.

(A)         In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

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(B)         Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C)         Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. In the event an Award is granted under the Plan absent an Award Agreement, the Award will be governed by the terms and conditions of the Plan.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)         Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i)         Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii)        Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

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(iii)       Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(iv)        Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A)         In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B)         If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C)         If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D)         If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

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(E)         If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the optionee.

(b)         Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c)         Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

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SECTION 6. STOCK APPRECIATION RIGHTS.

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine –

(a)         SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b)         The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c)         The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d)         The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a)         Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

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(b)         Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c)         Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d)         Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a)         Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

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(b)         Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c)         Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 10. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a)         Restrictions on Transfer.

(i)         Non-Transferability of Stock Options. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

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(ii)        Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A)         Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B)         Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b)         Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

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(c)         Company’s Right of Repurchase.

(i)         Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii)        Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii)       Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

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(d)         Escrow Arrangement.

(i)         Escrow. In order to carry out the provisions of this Section 10 of this Plan more effectively, the Company may, at its sole and absolute discretion, hold any unvested Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the unvested Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the unvested Shares being purchased and to transfer such unvested Shares in accordance with the terms hereof. At such time as any unvested Shares are no longer subject to the Company’s repurchase rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such unvested Shares with the balance of the unvested Shares to be held in escrow pursuant to this Section.

(ii)         Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 10(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 10(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e)         Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f)         Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g)         Termination. The terms and provisions of Section 10(b) and Section 10(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

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SECTION 11. TAX WITHHOLDING

(a)         Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b)         Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (0(4) of Rule 12h-1 of the Exchange Act.

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SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a)         No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b)         Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 9 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)         No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d)         Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)         Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

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(f)         Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g)         Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Nevada as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Nevada.

DATE ADOPTED BY THE BOARD OF DIRECTORS:          October 4, 2016.

DATE ADOPTED BY THE SHAREHOLDERS:          ___________________________.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SPORTS FIELD HOLDINGS, INC.

The undersigned hereby appoints [●] as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on November 3, 2016, at 9.00 a.m. EST at 4320 Winfield Road, Suite 200, Warrenville, Illinois 60555, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2.

1.	To approve of amendment to our Articles of Incorporation to effect a reverse split of the issued and outstanding shares of our common stock at the discretion of the Board of Directors at a ratio of not less than 1-for-5 and not more than 1-for-25.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

2.	To approve the adoption of the Sports Field Holdings 2016 Incentive Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

3.	To approve of the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined in good faith by the Board of Directors), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 and Proposal 2.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

4.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Special Meeting, please mark the box below.

☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: _____, 2016

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.